SUPPLEMENT DATED NOVEMBER 13, 2017 TO THE PROSPECTUSES OF

AIP Long/Short Fund A, dated May 1, 2017

AIP Long/Short Fund P, dated May 1, 2017

The Board of Trustees of each of AIP Long/Short Fund A and AIP Long/Short Fund P (the “Funds”) approved a Plan of Liquidation with respect to the liquidation and dissolution of each Fund. Pursuant to each Plan of Liquidation, substantially all of the assets of the Funds will be liquidated, known liabilities of the Funds will be satisfied, the remaining proceeds will be distributed to the Funds’ shareholders and all of the issued and outstanding shares of the Funds will be repurchased (the “Liquidation”).

The liquidation schedule is anticipated to be as follows:

Repurchase Date	Approximate Percentage of NAV	Timing of Payment to Shareholders
December 29, 2017	Up to 75%	Q1 2018
March 30, 2018	Up to 25%	Q2 2018
Q2 2018	Up to 10%	Q3 2018
Q1 2019	Up to 5%	Q2 2019

The Funds will be dissolved as soon as reasonably practicable following the Liquidation.

As a result of the Boards’ decision, the Funds are closed to new investment, the Funds’ current tender offer has been cancelled and there will be no future tender offers with respect to the Funds.

Please retain this supplement for future reference.

AIPLSFLIQPROSPT